SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 18, 1998


                                   AVERT, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Colorado                    0-239052                    84-1028716
 ---------------------------      -----------                ------------------
(State of other jurisdiction     (Commission                (I.R.S. Employer
 of incorporation)                File Number)               Identification No.)


301 Remington, Fort Collins, Colorado                              80524
---------------------------------------                          --------
(Address of principal executive offices)                         Zip Code


Registrant's telephone number, including area code:  970-484-7722



                      301 Remington Fort Collins, CO 80524
           ----------------------------------------------------------
          (Former name of former address, if changed since last report

Item 5   Other Events

     a) Avert, Inc. announced pre-employment screening instant products.


Item 7   Financial Statements and Exhibits

     c) Exhibits

          12 Press release dated November 18, 1998

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            AVERT, INC.



March 24, 1998                              By:      /s/  Dean A. Suposs
---------------------------                          ---------------------------
Date                                                 Dean A. Suposs
                                                     President

                                  EXHIBIT INDEX



Exhibit No.                Exhibit Description                         Page
----------                 -------------------                         ---

   12                      Press Release, dated                         5
                           November 18, 1998